UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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INSIGNIA SYSTEMS INC/MN
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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212 Third Avenue N, Suite 356, Minneapolis, MN 55401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 2, 2022

To the Shareholders of Insignia Systems, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Insignia Systems, Inc. (the “Company”), a Minnesota corporation, will be held on Thursday, June 2, 2022, at 9:00 a.m., Central Time, at Colonial Warehouse, 212 Third Avenue North, Minneapolis, Minnesota for the following purposes:

1.	To elect five nominees named in our proxy statement to serve as directors;

2.	To approve, by a non-binding vote, the Company’s executive compensation;

3.	To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the year ending December 31, 2022; and

to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has set the close of business on April 5, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are eligible to attend the meeting in person. However, to ensure your representation at the meeting and your safety, you are urged to vote by Internet, by telephone, or if the proxy materials were mailed to you, by completing, signing and mailing the enclosed proxy card.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting to be held on June 2, 2022:

The Proxy Statement and the Annual Report are available free of charge at: https://materials.proxyvote.com/45765Y.

By Order of the Board of Directors

Kristine Glancy President and Chief Executive Officer

i

PROXY STATEMENT

FOR

2022 ANNUAL MEETING OF SHAREHOLDERS

ii

Annual Meeting of Shareholders

June 2, 2022

_______________________________________

PROXY STATEMENT

___________________________________________________

GENERAL INFORMATION

This proxy statement is furnished to the shareholders of Insignia Systems, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 2, 2022, and at any adjournment of the meeting.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting to be Held on June 2, 2022

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials on the Internet. “Proxy materials” means this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2021 and any amendments or updates to these documents. The mailing of proxy material and a proxy card, or a Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability”) will commence on or about April 19, 2022. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and Annual Report and how to vote via the Internet, by telephone or by mail.

What is the purpose of the Annual Meeting and what are the Board’s recommendations?

At our Annual Meeting, shareholders will vote on the following items of business:

Item of Business		Board Recommendation
1.	Election of five directors	FOR each nominee
2.	Advisory, non-binding vote, to approve the Company’s executive compensation	FOR
3.	Ratification of Independent Registered Public Accounting Firm	FOR

If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

Who may attend the Annual Meeting?

The Annual Meeting is open to holders of our common stock who held such shares as of the meeting’s record date, April 5, 2022. Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

Who is entitled to vote at the meeting?

As of the record date, April 5, 2022, there were 1,786,296 shares of common stock, par value $.01 per share, outstanding and entitled to vote at the Annual Meeting. Pursuant to the Company’s Articles of Incorporation, each outstanding share of common stock is entitled to one vote. Only shareholders of record at the close of business on the record date, are entitled to attend and vote at the Annual Meeting and at any adjournment or postponement thereof. See “How many shares must be present to hold the meeting?” below for a discussion of quorum.

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Due to space constraints and potential limitations to ensure the health of attendees and compliance with applicable laws and regulations, attendance will be limited to shareholders only. Admission to the premises for the Annual Meeting will be on a first-come, first-served basis. A valid government-issued picture identification and proof of stock ownership as of the record date may be required in order to attend the meeting. If you hold shares of our common stock through a broker, bank, trust or other nominee, you must present a copy of a statement reflecting your stock ownership as of the record date. If you plan to attend as the proxy of a shareholder or to vote in person, you must present a legal proxy. Cameras, recording devices and other electronic devices will not be permitted.

What is the difference between a “shareholder of record” and a shareholder who holds stock in “street name”?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, a “shareholder of record” (also known as a “registered shareholder”). The proxy materials will be sent directly to you by us or our representative.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, your shares are said to be held in “street name” and you are considered the beneficial owner of the shares. Technically, the bank or broker is the shareholder of record with respect to those shares. In this case, the proxy materials will be forwarded to you by your broker, bank or other financial institution or its designated representative. Through this process, your bank or broker will collect the voting instructions from all their respective customers who hold our shares, including you, and then submits those votes to us.

How do I vote my shares?

If you are a shareholder of record, you can submit a proxy to be voted at the meeting in the following ways:

Vote by Internet:  To vote over the internet, go to www.proxyvote.com. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card that was mailed to you and follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Telephone:  To vote over the telephone, call the toll-free number on the Notice of Internet Availability that was mailed to you. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card and then follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Mark, sign, date and return the proxy card in the postage-paid envelope provided. To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. You may also request a paper or email copy of the documents by calling 1-800-579-1639 or email your request to:  sendmaterial@proxyvote.com.

Vote in Person:  You can vote in person at the meeting.

If you are a shareholder who holds our stock in street name, you must vote your shares using the method provided by your broker, bank, trust or other designee, which is similar to the voting procedure for shareholders of record outlined above. You will receive a voting instruction form (not a proxy card) to use to direct your broker, bank, trust or other designee how to vote your shares. If you choose to vote your shares in person at the meeting, you must request a “legal proxy” and present it at the meeting.

Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Company, or by revocation in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, signed proxies received from shareholders will be voted in accordance with the Board’s recommendations.

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How many shares must be present to hold the meeting?

Under Minnesota law and our Bylaws, a majority of the voting power of the shares entitled to vote at the Annual Meeting represent a quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated at the Annual Meeting to determine whether or not a quorum is present. To calculate whether a quorum is present, the total number of shares present and entitled to vote at the meeting will be divided by the total number of shares outstanding and authorized to vote under the Company’s Articles of Incorporation.

How many votes are required to approve the proposals?

Unless a larger proportion or number is required under the Company’s Articles of Incorporation or Minnesota law, each item of business properly presented at a meeting of shareholders at which a quorum is present must be approved by the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting (each a “Majority Vote”).

Item of Business		Vote Requirement
1.	Election of five directors	Plurality Vote
2.	Advisory, non-binding vote, to approve the Company’s executive compensation	Majority Vote
3.	Ratification of Independent Registered Public Accounting Firm	Majority Vote

For Proposal 1, directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote. Shareholders are not entitled to cumulate their votes for the election of directors. Broker Non-votes and abstentions will have no effect on this proposal.

Proposal 2 is an advisory, non-binding vote, and will be deemed approved by a Majority Vote. Broker Non-votes will have no effect on Proposal 2. Abstentions will have effect of a vote against Proposal 2.

Proposal 3 must be approved by a Majority Vote. Broker Non-votes and abstentions will have the same effect as a vote against Proposal 3.

What is the effect of not voting or not instructing my bank or broker how to vote my shares?

If you are a shareholder of record, and you do not cast your vote, no votes will be cast on your behalf on any proposals at the Annual Meeting.

If you hold your shares in street name, your bank or broker cannot vote your shares with respect to the election of directors (Proposal 1) and the advisory vote to approve executive compensation (Proposal 2). Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf on those proposals (a “Broker Non-vote”). Your bank or broker may exercise discretion and vote uninstructed shares on the ratification of our independent registered public accounting firm (Proposal 3). We strongly encourage you to return your voting instruction form and exercise your full voting rights. See “How do I vote my shares?” above for a discussion of how Interested Shares should be voted.

Who pays for the cost of proxy preparation and solicitation?

All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors and officers of the Company may also solicit in person, by telephone or by mail.

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CORPORATE GOVERNANCE AND BOARD MATTERS

The business and affairs of the Company are conducted under the direction of the Board in accordance with the Company’s Articles of Incorporation and Bylaws, the Minnesota Business Corporations Act, federal securities laws and regulations, applicable rules of the Nasdaq Stock Market (“Nasdaq Rules”), Board committee charters and the Company’s Code of Ethics. Members of the Board are informed of the Company’s business through discussions with management, by reviewing Board meeting materials provided to them and by participating in meetings of the Board and its committees, among other activities. Our corporate governance practices are summarized below.

Election to the Board of Directors

All of the Company’s directors are elected annually. Our Bylaws, as amended, provide that the Board shall consist of between two and no more than nine members, as designated by resolution of the Board from time to time. Pursuant to the recommendation of its Governance, Compensation and Nominating Committee, the Board has set the size of the Board to be elected at the Annual Meeting at five.

Majority Independent Board

The listing rules of the Nasdaq Stock Market (“Nasdaq Rules”) require that a majority of our Board be “independent directors” as that term is defined in the Nasdaq Rules. Our Board has determined that each of our non-employee directors, namely Jacob Berning, Chad Johnson, Nick Swenson and Loren Unterseher, are “independent directors.” The GCN Committee and the Board considered Mr. Swenson’s inclusion in the Shareholder Group and the terms of the Cooperation Agreement in reaching the conclusion that he is an independent director.

Meetings of the Board of Directors and Director Attendance

The Board held nine meetings during 2021. Each director attended more than 75% of all meetings of the Board and committees of the Board on which he or she served. Although the Board does not have a policy regarding attendance at the Company’s annual meetings of shareholders, then serving directors, Mr. Berning, Ms. Glancy, Mr. Johnson and Mr. Unterseher attended the annual meeting of shareholders held in 2021. Directors are expected to attend substantially all the meetings of the Board and the committees on which they serve, as well as the annual meeting of shareholders, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

Committees of the Board of Directors

The current membership of the Board’s standing committees is set forth in the following table.

Director	Audit	Governance, Compensation and Nominating	Independent Director
Jacob J. Berning	Member	Chair	✓
Kristine A. Glancy
Chad B. Johnson	Member	Member	✓
Nicholas J. Swenson	Member	Member	✓
Loren A. Unterseher	Chair	Member	✓

Audit Committee

Independence; Qualifications. Each of the members of the Audit Committee is an “independent director” as that term is defined by the Nasdaq Rules and “independent” as that term is defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Board has also determined that Mr. Unterseher has acquired the attributes necessary to qualify him as an “audit committee financial expert,” as that term is defined by the rules of the SEC. The determination for Mr. Unterseher was based primarily on experience analyzing and evaluating financial statements and financial performance of companies as Director of Mergers and Acquisitions for Craig-Hallum and in similar roles at Lazard Middle Market and RBC.

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Duties and Responsibilities. The Audit Committee provides independent objective oversight of the Company’s financial reporting system. As part of its responsibilities, the committee reviews and evaluates significant matters relating to the annual audit and the internal controls of the Company and communicates its analysis with management, reviews the scope and results of annual independent audits by, and the recommendations of, the Company’s independent auditors, reviews the independent auditor’s qualifications and independence and approves additional services to be provided by the auditors. The committee is solely responsible for appointing, setting the compensation of and evaluating the independent auditors.

In addition, the committee: (i) meets separately with management and the independent auditors on a periodic basis; (ii) receives the independent auditors’ report on all critical accounting policies and practices and other written communications; (iii) reviews management’s statements concerning its assessment of the effectiveness of internal controls and the independent auditors’ report on such statements, as applicable; and (iv) reviews and discusses with management and the independent auditors the Company’s interim and annual financial statements and disclosures (including Management’s Discussion and Analysis) in its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and the results of the quarterly financial reviews and the annual audit. The committee has direct access to the Company’s independent auditors. The committee also reviews and approves all related-party transactions.

The foregoing is a general summary of the Audit Committee’s duties and activities. The Audit Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. This charter further describes the role of the committee in overseeing the Company’s financial reporting process. References to the Company’s website are for informational purposes and are not intended to, and do not, incorporate information found on the website into this proxy statement.

Committee Meetings. The Audit Committee held six meetings during 2021. In addition to fulfillment of the Audit Committee’s regular duties and responsibilities, these meetings were designed to facilitate and encourage private communication between the committee and the Company’s independent auditors. Please refer to the Report of the Audit Committee appearing later in this proxy statement.

Governance, Compensation and Nominating Committee

Independence. Each of the members of the Governance, Compensation and Nominating Committee (the “GCN Committee”) are “independent directors” as that term is defined by the Nasdaq Rules, including the independence criteria specific to compensation committee members, and “non-employee directors” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.

Duties and Responsibilities. The GCN Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. The committee’s main duties, as described in its charter, are: (i) to nominate a slate of directors to be considered for election at the Company’s annual meeting of shareholders, (ii) to review, approve and recommend for Board ratification of annual base salary and incentive compensation levels, employment agreements, and benefits of the President and Chief Executive Officer and other key executives; (iii) to review the performance of the President and Chief Executive Officer; (iv) to review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (v) to act as the administrative committee for the Company’s stock plans, and any other incentive plans established by the Company; (vi) to consider and approve grants of incentive stock options, non-qualified stock options, restricted stock or any combination to any employee; and (vii) to oversee the filing of required compensation-related reports or disclosures in the Company’s SEC reports, proxy statement and other filings. From time to time, the committee consults with the President and Chief Executive Officer on executive compensation matters (other than with respect to their own compensation).

Compensation Consultant. In pursuing its duties, the GCN Committee has the authority to retain and has, from time to time, retained outside compensation consultants to advise it on compensation matters. In setting 2021 compensation, the committee did not retain a compensation consultant. The committee referenced materials prepared by Willis Towers Watson in 2018 for compensation matters.

Nomination and Candidate Evaluation Processes. Shareholders who wish to recommend candidates to the Board or its GCN Committee should submit the names and qualifications of the candidates at least 120 days before the date on which the Company’s proxy statement for the previous year’s annual meeting became available to the shareholders. Submittals should be in writing and addressed to the committee at the Company’s headquarters. Candidates recommended by shareholders will be evaluated using the same criteria applicable to other candidates.

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In accordance with its committee charter, the GCN Committee typically evaluates candidates for election as directors using the following criteria: education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, diversity, and such other criteria as the committee deems relevant. The committee will consider candidates recommended by the Board, management, shareholders, and others. The committee is also authorized to retain and pay advisors to assist it in identifying and evaluating candidates.

Committee Meetings. The GCN Committee held ten meetings in 2021.

Board Diversity Matrix (as of April 5, 2022)

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	2		2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	2

Leadership Structure of the Board of Directors

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in the best interests of the Company to make such a determination periodically, based on available information. The positions of Chief Executive Officer and Chairman of the Board are not currently held by the same person. Ms. Glancy serves as our President and Chief Executive Officer and Mr. Berning serves as Chairman of the Board. Under this structure, our President and Chief Executive Officer and other senior management under her supervision are primarily responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the President and Chief Executive Officer and senior management, sets the agenda for meetings of the Board and presides over meetings of the full Board. The Board believes the current leadership structure strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the day-to-day management direction of the Company by Ms. Glancy and other senior management.

Board Role in Risk Oversight

The Company faces a number of risks, including financial, technological, operational, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.

The Board is actively involved in overseeing risk management, and it exercises its oversight both through the full Board and through its Audit and GCN Committees. Those committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.

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The Board and its committees receive information used in fulfilling their oversight responsibilities through the Company’s executive officers and its advisors, including our legal counsel, our independent registered public accounting firm, and the compensation consultants we have engaged from time to time. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, fiscal year budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.

Shareholder Communications with the Board

Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the Company’s headquarters. The Board will respond to shareholder communications when it deems a response to be appropriate.

Anti-Hedging Policy

Each of our directors, officers, other employees and their designees are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities and (ii) otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Notwithstanding the foregoing, portfolio diversification transactions and investments in broad-based index funds is generally permitted. The prohibition applies to securities granted to the covered persons as part of compensation for their service to the Company plus any other Company securities held by them, whether directly or indirectly.

Compensation of Non-Employee Directors

The following table summarizes the compensation paid to our non-employee directors for 2021.

Name	Fees Earned or Paid Cash(1)	Stock Awards(2)	Total
Jacob J. Berning	$22,000	$15,000	$37,000
Chad B. Johnson	$17,000	$15,000	$32,000
Nicholas J. Swenson(3)	–	–	–
Loren A. Unterseher	$22,000	$15,000	$37,000

(1)

Reflects annual board retainer and fees for attending Board, committee and conference call meetings earned during 2021 inclusive of amounts related to the Director Deferred Compensation Plan for Director. As of December 31, 2021, the following director held shares under the plan: Mr. Berning held 7,482 shares, Mr. Johnson held 1,987 shares, and Mr. Unterseher held 5,490 shares.

(2)

On June 10, 2021, each non-employee director received restricted stock unit grants pursuant to the 2018 Equity Incentive Plan (the “2018 Plan”) worth $15,000 based on the closing price of the Company’s common stock on the date of grant.

(3)	Mr. Swenson was elected to the Board on October 11, 2021, in accordance with the terms to the Cooperation Agreement dated October 11, 2021.

In 2021, non-employee directors received an annual cash retainer of $17,000 per year of service and the Chairman of the Board and each Committee Chair were eligible to receive an additional annual cash retainer of $5,000.

In 2021, Jacob Berning, Chad Johnson and Loren Unterseher, each a non-employee director, received a restricted stock unit grant of shares of common stock based on a target grant date fair value of $15,000. These restricted stock grants were made on June 10, 2021 pursuant to the 2018 Plan. Each non-employee director was granted 1,838 restricted stock units, which amount was based on a closing price of $8.16 for a share of the Company’s common stock on the date of grant as reported by The Nasdaq Stock Market. Each restricted stock unit is scheduled to vest and settle in a share of common stock on the earlier of (i) June 10, 2022 and (ii) the day before the next annual meeting of shareholders.

Director Deferred Compensation

Jacob Berning, Chad Johnson and Loren Unterseher, each a non-employee director are eligible to participate in our director deferred compensation plan (the “Director Deferred Compensation Plan”), which allows a director to make voluntary deferrals of up to 100% of their annual cash retainer and any additional committee chair cash retainer. The Company does not match any contributions to the Director Deferred Compensation Plan. Deferred cash retainer amounts, if any, are deemed to be invested in common stock equivalents having a value equal to the deferred cash retainer amounts based on the fair market value of a share of our common stock on the dates such amount would have otherwise been paid to the participant. Dividends, if any, accrued on such common stock equivalents are deemed to be similarly deferred and credited to the director’s deferred stock account. A participating director will receive a distribution of their deferred stock account, consisting of one share of stock for each common stock equivalent credited to their deferred stock account as of the date of distribution, as soon as practicable following the director’s separation from service as a director of the Company.

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PROPOSAL ONE –

ELECTION OF DIRECTORS

Nominations

The Board believes it is important that the Board be composed of members whose collective judgment, experience, qualifications, attributes and skills ensure that the Board will be well-positioned to fulfill its responsibilities to see that the Company is governed in a manner consistent with the interests of the shareholders of the Company and in compliance with applicable laws, regulations, rules and orders, and to satisfy its oversight responsibilities effectively.

Cooperation Agreement

As previously disclosed, on October 11, 2021, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with the Shareholder Group. Pursuant to the Cooperation Agreement, the Company agreed to increase the size of the Board from four to five and to elect Mr. Swenson to fill the resulting vacancy, each effective as of the same date. Also in accordance with the terms of the Cooperation Agreement, the Company has agreed to include Mr. Swenson as a nominee for election at the Annual Meeting.

Composition

In determining the nominees for election to serve as directors of the Company, the Board first determined that the Board would consist of five members as of the Annual Meeting. The Board, in conjunction with its GCN Committee, then considered the qualifications and experience and any other desirable skills, experience or knowledge. The Board, upon recommendation by its GCN Committee, then approved a slate of directors to be nominated for election at the Annual Meeting.

When identifying and evaluating candidates for director nominees, the Board and its applicable committee (if any) historically consider the general and specific qualifications, experience and characteristics which may have been approved by the Board or determined by the committee from time to time including qualifications reflecting the individual’s integrity, reputation, education, experience, industry knowledge, leadership qualities and independence. Specifically, the Board seeks independent directors who have experience relevant to the Company’s business and strategic objectives, specifically experience in retailing, and the consumer-packaged goods industry. The Board maintains a detailed set of criteria aligned with these objectives and has historically evaluated potential candidates against these criteria. The Board and its applicable committee (if any) also consider diversity in a broad sense when evaluating a director nominee, taking into account various factors, including but not limited to, differences of viewpoint, professional experience, education, skill, race, gender and national origin, but does not have a formal policy regarding diversity of Board members.

Director Nominees

All directors of the Company hold office until the next annual meeting of the shareholders or until their successors have been elected and qualified. Our Bylaws, as amended, provide that our Board of Directors (the “Board”) shall consist of between two and no more than nine members, as designated by resolution of the Board from time to time.

The Board has nominated five current directors as named below for election at the Annual Meeting. If elected, each will serve for a term of one year, or until their successors are elected and qualified, subject to their prior death, resignation, retirement or removal from office. Should one or more of these nominees become unavailable to accept nomination or election as a director (which is not anticipated), the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, or the Board may reduce the number of directors to be elected. Unless otherwise instructed by the shareholder, proxy holders will vote all proxies received for each of the nominees.

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The specific qualifications of each nominee and current director, including biographical data for at least the last five years and the particular experience, qualifications, attributes or skills that led to a conclusion that he or she should serve as a director of the Company, are set forth below.

Director & Nominee	Age	Position	Director Since
Jacob J. Berning	49	Director, Chairman of the Board	2017(1)
Kristine A. Glancy	44	Director, President, Chief Executive Officer & Secretary	2017
Chad B. Johnson	51	Director	2020
Nicholas J. Swenson	53	Director	2021(2)
Loren A. Unterseher	57	Director	2018

(1)	Mr. Berning also served as a director of the Company from December 2014 to June 2016
(2)	Mr. Swenson also served as a director of the Company from November 2014 to March 2016

Jacob J. Berning has served as Chairman of the Board since May 2018 and has served as President of Food Service at  Schwan’s Company since September 2018. Prior to that role, Mr. Berning has held several positions since he joined The Schwan Company in 2014. Mr. Berning has extensive leadership experience across a diverse set of businesses and teams in the consumer-packaged goods industry. His more than 20 years of marketing experience working with a variety of different brands also includes time as Marketing Director of WhiteWave Foods Company from July 2011 to September 2014 and Marketing Manager at General Mills, Inc. from September 2003 to July 2011. He has a Bachelor of Arts degree from the University of Minnesota and an MBA from New York University. These experiences provide knowledge and understanding of the industry representing the majority of our customer base.

Kristine A. Glancy has served as our President and Chief Executive Officer since 2016. She has served in the additional role of principal financial officer since January 2021. Prior to joining the Company, Ms. Glancy served in various roles at The Kraft Heinz Company from 1999 to 2016, most recently as Customer Vice President from 2013 to 2016. She held the positions of Director of Sales from 2012 to 2013 and National Customer Manager from 2010 to 2012. Ms. Glancy holds a Bachelor of Arts degree in Marketing and International Business from Saint Mary’s University and an MBA from Fordham University, New York City. Her more than 22 years as a sales and marketing executive provide the necessary skills to the Board and Company in the areas of Sales, Product Strategy, Customer Relations, Business and Brand Development.

Chad B. Johnson is a Senior Director of Marketing of C.H. Robinson Inc., a third-party logistics and supply chain management provider, a position he has held since July 2018. Prior to that role, Mr. Johnson was a Business Unit Director for General Mills Inc. from July 2000 to July 2018. Mr. Johnson has extensive marketing and leadership experience in the consumer-packaged goods industry. He holds a Bachelor of Arts degree in Economics and Chemistry from St. Olaf College and an MBA – Marketing and Finance from the University of Minnesota - Carlson School. These experiences provide knowledge and understanding of the industry representing the majority of our customer base.

Nicholas J. Swenson has served as President and Chief Executive Officer of Air T, Inc. (Nasdaq:AIRT) since 2014, having previously served in those roles on an interim basis since 2013. Mr. Swenson is also a private investor and the founder and managing member of Groveland Capital, LLC, an investment management firm, and is also the managing member of AO Partners, LLC, which is the general partner of AO Partners I, L.P., an investment fund. He previously served as a portfolio manager and partner of Whitebox Advisers, LLC, an investment management firm. Mr. Swenson has served on the board of directors of Air T, Inc. since 2012, and serves on the boards of directors of several other private entities. He has a BA in History from Middlebury College and an MBA from the University of Chicago. Mr. Swenson is a nominee for election pursuant to the terms of the Cooperation Agreement.

Loren A. Unterseher is the Managing Partner of Oxbow Industries, LLC, a holding company investing primarily in middle-market private companies, which position he has held since 2004. Over his career, Mr. Unterseher has completed over $2.5 billion in corporate finance transactions. Prior to Oxbow Industries, Mr. Unterseher was a Principal/Shareholder & Director of Mergers and Acquisitions for Craig-Hallum Capital Group. Prior to Craig-Hallum, he was Director of Private Equity for Lazard Middle Market (f/k/a Goldsmith Agio Helms). Mr. Unterseher started his investment banking career as a Vice-President in Mergers and Acquisitions at RBC (f/k/a Dain Rauscher). He began his professional career as an attorney and was a Partner at Stinson Leonard Street (f/k/a Leonard, Street & Deinard), a major Minneapolis based law firm. Mr. Unterseher has served on the board of directors of SkyWater Technology, Inc. (Nasdaq:SKYT) since 2017, and serves on the boards of directors of numerous private and not-for profit entities. He holds a Bachelor of Business Administration degree in Finance from the University of Iowa and a J.D. from the University of North Dakota. We believe Mr. Unterseher’s investment, mergers and acquisitions, and finance experience benefit the Board in addition to his leadership of its Audit Committee.

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Required Vote

Directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” EACH OF THE FIVE NOMINEES.

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EXECUTIVE COMPENSATION

Named Executive Officers

The following individuals were our only executive officer during fiscal 2021 and are collectively referred to as our “Named Executive Officers” for fiscal 2021:

Name	Age	Position(s)
Kristine A. Glancy	44	President, Chief Executive Officer, and Secretary
Adam D. May	38	Chief Growth Officer
Zackery A. Weber	43	Vice President of Finance

Summary Compensation Table

The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by or paid to our Named Executive Officers) for the fiscal years ended December 31, 2021 and 2020, as applicable.

Name and Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)		Non-Equity Incentive Plan Compensation	All Other Compensation(4)	Total
Kristine A. Glancy(5)	2021	$314,600	$–	–		$–	$4,350	$318,950
President, Chief Executive Officer and Secretary	2020	$326,700	$–	$64,266	(6)	$–	$4,275	$383,141

Adam D. May	2021	$220,000	$–	–		$50,000	$12,937	$282,937
Chief Growth Officer	2020	$228,417	$–	$17,137	(7)	$38,388	$13,702	$289,227

Zackery A. Weber(8)	2021	$145,000	$10,000	$–		$–	$2,325	$157,325
Vice President of Finance

____________________________

(1)	Actual amounts paid, based on the number of payroll periods during the applicable fiscal year.
(2)	Amount shown represents discretionary bonus approved by GCN Committee.
(3)

Amounts shown in the Stock Awards column represent the aggregate grant date fair value of restricted stock and restricted stock unit awards granted during the applicable year. Grant date fair values are computed in accordance with ASC Topic 718 using assumptions discussed in Note 8 to the financial statements appearing in our annual report on Form 10-K for the fiscal year ended December 31, 2021.

(4)	Amounts shown represent employer 401(k) contribution match and, in the case of Mr. May, an annual car allowance.
(5)	Ms. Glancy assumed the role of principal financial officer in January 2021.
(6)	Consists of 10,714 restricted stock units granted on December 22, 2020 (based on a closing stock price of $5.9983 on the date of grant and vested on December 31, 2021).
(7)	Consists of 2,857 restricted stock units granted on December 22, 2020 (based on a closing stock price of $5.9983 on the date of grant and vested on December 31, 2021).
(8)

Mr. Weber, then Senior Director of Financial Planning and Analysis, commenced service as an executive officer upon assuming the role of principal accounting officer in January 2021. He was promoted to Vice President of Finance in January 2022.

Fiscal 2021 Executive Compensation

The principal components of compensation for the Named Executive Officers are: (i) base salary; (ii) non-equity incentive compensation in the form of an annual cash bonus under the Executive Incentive Plan; and (iii) long-term, equity-based incentive compensation in the form of restricted stock units. These components of compensation are summarized below, followed by a description of each Named Executive Officer’s individual agreements with the Company and the compensation received thereunder.

Executive Incentive Plan

In March 2021, the Board, as recommended by its Governance, Compensation and Nominating Committee (the “GCN Committee”), approved the 2021 Executive Cash Incentive Plan (the “2021 Cash Plan”). Members of the Company’s senior management, including all three of the Company’s executive officers, Ms. Glancy, Mr. May, and Mr. Weber participated in the 2021 Cash Plan.

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The 2021 Cash Plan provided that Ms. Glancy, Mr. May and Mr. Weber were eligible to receive a potential payout based solely on the Company’s performance against target operating income/loss, inclusive of all compensation expenses, excluding expenses specific to significant pending litigation. The total target cash payments under the 2021 Cash Plan for Ms. Glancy were equal to 50% of her base salary and the potential payouts, if any, ranged from 5% to 75% her base salary. The total target cash payments under the 2021 Cash Plan for Mr. May were equal to 59% of his base salary and the potential payouts, if any, ranged from 6% to 89% his base salary.  The total target cash payments under the 2021 Cash Plan for Mr. Weber were equal to 25% of his base salary and the potential payouts, if any, ranged from 3% to 38% his base salary. All bonus calculations under the 2021 Cash Plan were subject to review and final approval by the GCN Committee prior to payment.

Company Performance-Based Payment

For 2021, the GCN Committee established a target operating income, excluding expenses specific to the Company’s significant pending litigation and approved the following schedule of potential payments under the Executive Incentive Plan:

Pre-Bonus Income Level	Operating Income (Loss)	Percent of Target Variable Compensation
<($1,280,400)	<($1,346,300)	0%
($1,280,400) - $999	($1,346,300) – ($658,001)	10% - 99.99%
$1,000 - $641,699	($658,000) – ($346,801)	100% - 149.99%
≥ $641,700	≥ ($346,800)	150%

Based on an actual operating loss of $4,791,000 for 2021, as reported in Part II, Item 8, of the Company’s Annual Report on Form 10-K and adjusted to exclude the expenses specific to the pending litigation, the GCN Committee determined that no incentives were earned as part of the 2021 Cash Plan and no payouts were made to Ms. Glancy, Mr. May or Mr. Weber under the 2021 Cash Plan.

Retention Bonus Arrangements

In December 2020, the GCN Committee approved a one-time $50,000 retention bonus opportunity for Mr. May, which was conditioned upon him being continuously employed by the Company through December 31, 2021 and was paid in full in January 2022.

In September 2021, the GCN Committee approved one-time retention bonus opportunities with certain key employees, including Ms. Glancy, Mr. May and Mr. Weber with potential payouts of $200,000, $115,000 and $55,000, respectively.  In order to earn the 50% of the potential payout, they must remain employed by the Company through March 31, 2022. In order to earn the remaining 50%, they must remain employed by the Company through September 30, 2022. If their employment with the Company is terminated by them for any reason or by the Company for “Cause” (as defined in the 2018 Plan), on or before December 31, 2022, then they must repay to the Company all portions of the retention bonus. If their employment with the Company ends as a result of Change in Control (as defined in the 2018 Plan), then no such repayment will be required.

Actions Relating to Fiscal 2022 Executive Compensation

In January 2021, the Compensation Committee evaluated the scope of responsibilities and base salaries of our Named Executive Officers and, as a result, increased Mr. Weber’s annual base salary to $160,000 effective February 1, 2022.

The non-employee directors, as recommended by the GCN Committee, approved, the 2022 Executive Cash Incentive Plan (the “2022 Cash Plan”). The Company’s current Named Executive Officers are the only employees currently eligible to participate in the 2022 Cash Plan. The 2022 Cash Plan provides that each of the participants are eligible to receive a potential payout based solely on the Company’s performance against target operating income/loss, inclusive of all compensation expenses, excluding expenses specific to significant pending litigation, expense specific to any actions taken in review of strategic alternatives, expense/income coming from changes in the Company’s share price, and adjustments to sales tax and income tax actuals. The total target cash payment under the 2022 Cash Plan for Ms. Glancy is equal to 50% of her base salary and the potential payout, if any, ranges from 5% to 75% of her base salary. The total target cash payment under the 2022 Cash Plan for Mr. May is equal to 59% of his base salary and the potential payout, if any, ranges from 6% to 89% of his base salary. The total target cash payment under the 2022 Cash Plan for Mr. Weber is equal to 30% of his base salary and the potential payout, if any, ranges from 3% to 45% of his base salary.  All bonus calculations under the 2022 Cash Plan will be subject to review and final approval by the GCN Committee prior to payment.

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Long-term, Equity-Based Incentive Compensation

The GCN Committee has determined that a combination of common stock options and restricted stock units are each appropriate under certain circumstances, based upon factors including market practices and our overall compensation philosophy. Historically, options have a ten-year term and bear an exercise price equal to the fair market value of a share of our common stock on the date of grant, determined in accordance with the applicable equity plan. Each restricted stock unit generally represents a contingent right to receive one share of our common stock upon vesting.

On December 22, 2020, Ms. Glancy and Mr. May received 10,714 and 2,857 restricted stock units, respectively, under the 2018 Plan. Each such award vested on December 31, 2021.

No equity awards were granted in 2021.

Severance and Change in Control Arrangements with Named Executive Officers

The Company is party to Employment Agreements with Ms. Glancy, Mr. May and Mr. Weber and Change in Control Agreements with Ms. Glancy and Mr. May, each in substantially the same form.

Each Employment Agreement provides that the employee will receive an established annual base salary, subject to increase from time to time, target incentive compensation awards, and participation in customary benefit plans and programs. In addition, in the event of the employee’s involuntary termination without cause or voluntary termination with good reason, provided that the employee signs a release and agrees to post-termination restrictive covenants, she or he will be eligible to receive accrued and unpaid compensation as well as the following severance pay and benefits: (1) the annual incentive compensation they would have been entitled to receive for the year in which their termination occurs as if they had continued until the end of that fiscal year, determined based on the Company’s actual performance for that year relative to any applicable performance goals, prorated for the number of days in the fiscal year through the termination date and generally payable in a cash lump sum at the time such incentive awards are payable to other participants; (2) a percentage (100% for Ms. Glancy; 50% for Mr. May and Mr. Weber) of their annual base salary as in effect at the time of termination, payable in a single lump sum payment no later than 60 days following the termination date; and (3) welfare benefit continuation for four months for Ms. Glancy and for three months for Mr. May and Mr. Weber following termination. In the event of death, disability, involuntary termination for cause or voluntary termination without good reason, each will be entitled to accrued and unpaid compensation as provided in the Employment Agreement.

“Cause” is defined in each Employment Agreement as (a) the deliberate and continued failure to substantially perform the duties and responsibilities; (b) the criminal felony conviction of, or a plea of guilty or nolo contendere; (c) the material violation of Company policy; (d) the act of fraud or dishonesty resulting or intended to result in personal enrichment at the expense of the Company; (e) the gross misconduct in performance of duties that results in material economic harm to the Company; or (f) the material breach of the Employment Agreement by the employee.

Under their respective Change in Control Agreements (as amended), upon a qualifying termination, Ms. Glancy and Mr. May would be eligible to receive the following, provided that he or she signs a release and agrees to post-termination restrictive covenants, subject to offset by the amount of any severance previously paid under any employment agreement with the Company: (1) a lump sum severance payment equal to a percentage (200% for Ms. Glancy; 75% for Mr. May) of their annual base salary, (2) cash lump sum payment equal to the sum of (x) unpaid incentive compensation that has been allocated or awarded to them for a completed fiscal year preceding the date of the qualifying termination which is contingent only upon the continued employment to a subsequent date plus (y) a pro rata portion to the date of the qualifying termination of her target bonus for the year calculated through the date of the qualifying termination, (3) welfare benefit continuation for a specified period (12 months for Ms. Glancy; 6 months for Mr. May), (4) certain post-retirement health care or life insurance benefits if they would have become eligible for such benefits during the 24 months after the date of termination, (5) a lump sum payment equal to all earned but unused paid time off days, and (6) outplacement fees not to exceed $5,000.

Each of the Change in Control Agreements defines “qualifying termination” as a termination by the Company without cause or a termination by the employee with good reason, in each case either concurrent with or within 24 months following a change in control or a termination by the Company without cause within six months prior to a change in control if termination is in connection with or in anticipation of the change in control. “Change in Control” is defined as a sale of all or substantially all of the assets of the Company, a merger in which the shareholders of the Company own less than 50% of the surviving entity, the acquisition of 40% or more of the Company’s outstanding stock by a single person or a group, or the election of a majority of the Company’s directors who consist of persons who were not nominated by the Company’s prior Board. “Cause” is defined in the Change in Control Agreements as (i) the deliberate and continued failure to devote substantially all business time and best efforts to the performance of the his or her duties after demand for substantial performance is delivered to the employee by the Board which the demand specifically identifies the manner in which the employee has not substantially performed such duties; (ii) the deliberate engaging in gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (iii) conviction of, or plea of guilty or nolo contendere to, a felony or any criminal charge involving moral turpitude.

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All of the Employment Agreements and Change in Control Agreements define “good reason” to include demotion, reduction in salary or benefits, and certain other events.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards held by our Named Executive Officers at December 31, 2021. The market value of restricted stock units that had not vested equals $23.08, which was the closing price of a share of our common stock on that date.

		Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Units of Stock That Have Not Vested		Market Value of Units of Stock That Have Not Vested
Kristine A. Glancy	8/10/2018						2,571	(1)	$59,339
	8/10/2018	5,141	2,571	(1)	$13.65	8/10/2028

Adam A. May	8/10/2018						646	(1)	$14,910
	8/10/2018	1,292	646	(1)	$13.65	8/10/2028

Zackery A. Weber	05/21/2014	1,463			$15.54	05/21/2024

_________________________________

(1)	Scheduled to vest on August 10, 2022.

Tax and Accounting Considerations

Section 409A of the Internal Revenue Code also affects the payments of certain types of deferred compensation to key employees and includes requirements relating to when payments under such arrangements can be made, acceleration of benefits, and timing of elections under such arrangements. Failure to satisfy these requirements will generally lead to an acceleration of the timing for including deferred compensation in an employee's income, as well as certain penalties and interest.

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PROPOSAL TWO –

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

At the annual meeting held in 2021, shareholders voted to continue to cast advisory, non-binding votes on executive compensation on an annual basis. Accordingly, we are requesting this non-binding advisory vote on the executive compensation paid to our Named Executive Officers. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the vote of the shareholders on this resolution is a “non-binding” advisory vote. The purpose of the vote is for the shareholders to give their opinion to the Board on the Company’s executive compensation.

Our executive compensation received substantial shareholder support and was approved, on an advisory basis, by approximately 95.9% of the votes cast “for” or “against” the corresponding proposal at the annual meeting of shareholders held in 2021. The non-employee directors, based on the recommendation of the GCN Committee, believe that this vote reflected our shareholders’ support of the compensation decisions made by the GCN Committee, for our named executive officers for 2021.

Compensation Philosophy and Compensation of our Named Executive Officers

Our discussion of the authority and processes of the GCN Committee in this proxy statement explains the responsibilities of the applicable committee of the Board. The narrative disclosure of our Executive Compensation, beginning on page 10 provides information concerning the compensation philosophy, plans and policies under which we paid the Named Executive Officers for 2021. As set forth in the Summary Compensation Table on page 10 and the narrative disclosure of 2021 Executive Compensation that follows that table, our compensation policies and procedures are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.

Given the pay-for-performance structure of our executive compensation program, the non-employee directors and the GCN Committee believe that the compensation of our Named Executive Officers is reasonable and appropriate and justified by the performance of the Company in a challenging environment.

Form of Resolution

The shareholders are being asked at the Annual Meeting to vote “FOR” or “AGAINST” the following resolution:

RESOLVED, that the holders of the Company’s common stock approve the compensation of the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and other related tables and narrative disclosure.

Required Vote; Effect of Proposal

This proposal is an advisory, non-binding vote, and will be deemed approved if approved by a Majority Vote. The approval or disapproval of this proposal by shareholder will not require the Board or its GCN Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any shareholder disapproval remains with the Board and the applicable committee.

Notwithstanding the foregoing, the Board values the opinions of our shareholders as expressed through their votes and other communications. Although this proposal is non-binding, the Board and its GCN Committee will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

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PROPOSAL THREE –

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2022. Although we are not required to do so, the Board is submitting the appointment of Baker Tilly for ratification in order to ascertain the views of our shareholders on this appointment. If the appointment is not ratified by the shareholders, the Audit Committee will reconsider its selection. Baker Tilly has been the Company’s auditor since July 2011. A representative of Baker Tilly is expected to be present at the Annual Meeting and will be given the opportunity to make a statement and will be available to respond to appropriate questions.

Required Vote; Effect of Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock of the entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of this proposal. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If shareholder approval is not obtained, then the Audit Committee would reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2022.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the fees for services rendered by Baker Tilly for the years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees(1)	$195,000	$148,000
Total	$195,000	$148,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of quarterly financial statements.

Audit Committee Pre-Approval Policy

The Company’s Audit Committee Charter states that before the principal accountant is engaged by the Company to render audit or non-audit services in any year, the engagement will be approved by the Company’s Audit Committee. All of the fees paid in 2021 and 2020 were pre-approved by the Company’s Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee provides independent and objective oversight of our financial reporting. Management has primary responsibility for our financial statements and reporting process, including our systems of internal controls. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the United States.

In performing its functions, the Audit Committee:

•	Met with the Company’s independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their audit, the results of their audit and their evaluation of the Company’s internal controls;
•	Reviewed and discussed with management and with the Company’s independent registered public accounting firm the audited financial statements included in our Annual Report;
•	Discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Oversight Board and the SEC; and
•	Received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the audit committee concerning independence and discussed with representatives of such firm its independence from management and the Company.

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Based on the foregoing and the Audit Committee’s review of the representations of management and the report of such firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

Audit Committee Members:

                     Jacob J. Berning           Chad B. Johnson           Nicholas J. Swenson         Loren A. Unterseher, Chairman

The preceding Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents certain information regarding our equity compensation plans, the 2003 Stock Plan (the “2003 Plan”), the 2013 Omnibus Stock and Incentive Plan (the “2013 Plan”), the 2018 Plan and our Employee Stock Purchase Plan, as of December 31, 2021.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	28,032	(1)	$13.23	120,685	(2)
Equity compensation plans not approved by security holders	–		–	–
Total	27,993		$13.23	120,685

________________________

(1)

Includes 19,095 awards under the 2018 Plan, 5,363 awards under the 2013 Plan and 3,574 awards under the 2003 Plan. We ceased issuing awards under the 2003 Plan upon approval of the 2013 Plan in 2013, and we ceased issuing awards under the 2013 Plan upon approval of the 2018 Plan in 2018.

(2)

Includes 24,456 shares available for issuance under our Employee Stock Purchase Plan and 96,229 shares available for issuance pursuant to future awards under the 2018 Plan. The Company maintains the Employee Stock Purchase Plan, pursuant to which eligible employees, including named executive officers, can contribute up to ten percent of their base pay per year to purchase shares of Common Stock. The shares are issued by the Company at a price per share equal to 85% of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information provided to the Company as to the beneficial ownership of common stock as of

April 5, 2022, by: (i) persons known to the Company to hold 5% or more of such stock; (ii) each of the directors and nominees of the Company; (iii) each of the Named Executive Officers; and (iv) by all directors, nominees and current executive officers as a group. The address of each director and executive officer is 212 Third Avenue N, Suite 356, Minneapolis, Minnesota 55401. Beneficial ownership includes shares available for purchase under options and subject to settlement under restricted stock units within 60 days after April 5, 2022. Unless otherwise indicated, each person had sole voting power and sole investment power for all such shares beneficially held.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Shares
Directors, Nominees and Executive Officers
Kristine A. Glancy	39,320		2.2%
Adam D. May	14,290		*
Zackery A. Weber	8,230		*
Jacob J. Berning	13,399		*
Chad B. Johnson	4,338		*
Nicholas J. Swenson	212,894	(2)	11.9%
Loren A. Unterseher	10,249		*
All current directors, nominees and executive officers as a group (7 persons)	302,720	(2)	16.9%

Significant Shareholders
Air T, Inc., et al. (the “Shareholder Group”)	699,713	(3)	39.2%
5930 Balsom Ridge Road
Denver, NC 28037

*	Less than one percent.
(1)

Does not include 7,482, 1,987 and 5,490 common stock equivalents held by Mr. Berning, Mr. Johnson and Mr. Unterseher, respectively, under the Insignia Systems Inc. Deferred Compensation Plan for Directors. These common stock equivalents carry no voting rights and the recipient does not have the right to acquire any underlying shares within 60 days of April 5, 2022.

(2)

Includes 139,444 shares held indirectly through AO Partners I, L.P. (“AO Partners Fund”); 60,284 shares held indirectly through Groveland Capital LLC (“Groveland Capital”), and 11,428 shares held by Glenhurst Co. (“Glenhurst”). Mr. Swenson is the Managing Member of Groveland Capital and may direct Groveland Capital as to the vote and disposition of the shares it holds. Mr. Swenson is the Managing Member of AO Partners LLC (“AO Partners”), which is the General Partner of AO Partners Fund, and has the power to direct the affairs of AO Partners Fund, including the voting and disposition of shares held in the name of AO Partners Fund. Mr. Swenson is the sole owner of Glenhurst, and he has the power to direct the affairs of Glenhurst, including the voting and disposition of shares held by Glenhurst.

(3)

Includes all shares reported as beneficially owned by Mr. Swenson above. Remaining shares based on Amendment No. 16 to Schedule 13D filed with the SEC on October 15, 2021 by Air T, Inc., Groveland Capital, AO Partners Fund, AO Partners, Glenhurst, and Mr. Swenson, reporting ownership as of October 14, 2021. Mr. Swenson is the Chief Executive Officer and a director of Air T, Inc., which reported having sole dispositive and voting power over 486,8192 shares and disclaims beneficial ownership of the securities held by Groveland, AO Partners Fund, AO Partners, Glenhurst and Mr. Swenson. Mr. Swenson disclaims beneficial ownership of the securities held by Air T, Inc. Shares, if any, held by the Shareholder Group as of the record date for the Annual Meeting in excess of the limitations established by the Minnesota Control Share Acquisition Act, Section 302A.671 of the Minnesota Statutes, may be subject to voting restrictions.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors and executive officers file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for 2021 except for two reports on Form 4 filed by Ms. Glancy and one report on Form 4 filed by each of Mr. May and Mr. Weber, in each case relating to one transaction relating to shares forfeited in connection with the vesting of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2020 to which our Company has been a party and in which the amount involved exceeded $124,500, which is approximately 1% of the average of our total assets as of the ends of our last two completed fiscal years, and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading “Executive Compensation” above. Except as disclosed below, there were no other such transactions and we do not have any currently proposed transaction or series of similar transactions.

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Cooperation Agreement

The Company is party to a cooperation agreement (the “Cooperation Agreement”) with a group of shareholders consisting of Mr. Swenson, Air T, Inc., Groveland Capital LLC, AO Partners I, L.P., AO Partners LLC, and Glenhurst Co. (the “Shareholder Group”) dated October 11, 2021. On the same date, the Shareholder Group beneficially owned approximately 39.6% of the Company’s outstanding common stock. Pursuant to the Agreement, the Board increased its size to five and elected Mr. Swenson to fill the resulting vacancy, effective as of the same date. Subject to the Shareholder Group continuing to beneficially own at least 10% of the Company’s outstanding common stock, during the Standstill Period (defined below) the Shareholder Group (i) has the right to name a replacement if Mr. Swenson ceases to serve as a member of the Board (together with Mr. Swenson, the “Air T Nominee”) and (ii) must approve any person identified by the Board or its Governance, Compensation and Nominating Committee to fill the first vacancy created by the departure of any other current director. The Company also agreed to include the Air T Nominee with its director nominees for election at the Annual Meeting. The Shareholder Group has agreed to, among other things, ensure all shares beneficially owned are present and voted at the Annual Meeting in favor of the Company’s director nominees and to abide by customary standstill provisions through the conclusion of the Annual Meeting (the “Standstill Period”).

Prior Cooperation Agreement

The Company was party to a cooperation agreement, dated May 17, 2018 (the “Prior Agreement”), with members of the Shareholder Group, pursuant to which the Company (i) increased the size of the Board to six and (ii) appointed two persons, one of which was Mr. Unterseher to serve as additional directors. The Prior Agreement resulted in Air T’s withdrawal of its prior nomination of five director candidates. It also required the Company to include Air T’s nominees in its slate of nominees for election at the Company’s 2018 and 2019 Annual Meetings of Shareholders and to solicit proxies with a recommendation that shareholders vote in favor of their election at each such meeting. Also pursuant to the Prior Agreement, a former director retired from the Board and all committees and a second former director retired from the Board the following year.

With respect to the annual meetings held in 2018 and 2019, the Shareholder Group agreed to, among other things, vote in favor of the Company’s director nominees and in accordance with the Board’s recommendation on all other proposals. The Shareholder Group also agreed to certain customary standstill provisions, effective as of the date of the Prior Agreement through 60 days prior to the expiration of the applicable notice period specified in the Company’s Bylaws related to the nominations of directors at its 2020 annual meeting of shareholders.

In February 2020 our Board appointed Mr. Johnson to serve as an additional director to fill a vacancy on the Board created by the resignation of a former Air T nominee pursuant to the nomination and evaluation procedures for substitute nominees set forth in the Prior Agreement. The Prior Agreement expired on its terms 60 days prior to the nomination deadline for our 2020 annual meeting of shareholders.

Related Person Transaction Approval Policy

The SEC has specific disclosure requirements covering certain types of transactions that we engage in with our directors, executive officers or other specified parties. The Company receives an informational questionnaire from each director, nominee for director, executive officer, and greater than five percent shareholder which contains information about related-party transactions between them and the Company. The Company’s Audit Committee Charter assigns to the Audit Committee the responsibility to review and approve all related-party transactions. The Audit Committee reviews each related-party transaction to determine that it is fair and reasonable to the Company, and that the price and other terms included in any transaction are comparable to the terms that would be included in an arms-length transaction between the Company and an unrelated third party.

OTHER MATTERS

Management of the Company knows of no matters other than the foregoing to be properly brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

19

SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in the Company’s proxy statement for its 2023 Annual Meeting of Shareholders must follow the procedures provided in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s Bylaws. To be timely, such proposals must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary on or before December 20, 2022. If the date of the 2023 Annual Meeting of Shareholders is more than 30 days before or after the anniversary of the 2022 Annual Meeting of Shareholders, then such notice will instead be timely only if delivered within a reasonable time before the Company begins to print and send its proxy materials.

If a shareholder intends to propose an item of business to be considered at an annual meeting of shareholders, but not have it included in the Company’s proxy statement, or if the shareholder intends to nominate a person for election as a director at an annual meeting of shareholders, then the shareholder must provide timely written notice of such proposal or nomination to the Company’s Secretary. To be timely under our Bylaws, such notice must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary not less than sixty days nor more than ninety days prior to a meeting date corresponding to the previous year’s annual meeting of shareholders. For the Company’s 2023 Annual Meeting of Shareholders, such notice must be given between March 4, 2023 and April 3, 2023 and must comply with all applicable statutes and regulations, as well as provide all information required pursuant to the Company’s Bylaws.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain shareholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each shareholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is also available on the SEC’s website, www.sec.gov, and our corporate website, www.insigniasystems.com. In addition, a copy of the Annual Report on Form 10-K, may be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to Insignia Systems, Inc., 212 Third Avenue, N, Suite 356, Minneapolis, MN 55401.

By Order of the Board of Directors

Kristine Glancy President, Chief Executive Officer and Secretary

Whether or not you plan to attend the meeting, vote your shares over the Internet or by telephone by following the instructions on the proxy notice, or, if the proxy materials were mailed to you, by completing, signing, dating and mailing the enclosed proxy card promptly in the envelope provided with the proxy card.

20

INSIGNIA™

INSIGNIA SYSTEMS, INC.
7308 Aspen Lane N, Suite 153
Minneapolis, MN 55428

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/01/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/01/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Jacob J. Berning 02 Kristine A. Glancy 03 Chad B. Johnson 04 Nicholas J. Swenson 05 Loren A. Unterseher

02 0000000000

The Board of Directors recommends you vote FOR proposals 2. and 3..

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000530330_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com

INSIGNIA SYSTEMS, INC.
Annual Meeting of Shareholders
June 2, 2022 9:00 AM CDT
This proxy is solicited by the Board of Directors

The reverse signed hereby appoints Kristine A. Glancy and Zackery A. Weber, or either of them, as proxies, each with the power to appoint her or his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof all of the shares of common stock of INSIGNIA SYSTEMS, INC. that the reverse signed is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on June 2, 2022, at Colonial Warehouse, 212 Third Ave N, Minneapolis, Minnesota, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, if any. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including any matters incident to the conduct of the meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000530330_2 R1.0.0.24